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                                                                   EXHIBIT 10.15
                        AMENDMENT TO EMPLOYMENT AGREEMENT


      This Amendment to that certain Employment Agreement (the "Amendment") by and between PROXYMED, INC., a Florida corporation (the "Company"), and TIMOTHY
J. TOLAN (the "Executive") dated January 23, 2001, is entered into as of JANUARY 1, 2004 (the "Amendment Date"). In consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

      WHEREAS, the Company and the Executive have agreed to amend that certain Employment Agreement;

      NOW, THEREFORE, the parties agree as follows:

      1. The Employment Agreement of the Executive shall automatically renewed for a period of one (1) year from January 29, 2004 to January 28, 2005, and shall be automatically extended from year to year thereafter unless otherwise terminated in accordance with the terms of the Employment Agreement.

      2. Commencing on the Amendment Date, the Executive's position shall be Executive Vice President-Sales and Account Management, reporting to the Chief Operating Officer.

      3. Commencing on the Amendment Date, the Executive's annual salary shall be $175,000.00 payable in accordance with the Company's then-current payroll practices and subject to any subsequent increases recommended by the Company's Compensation Committee and approved by the Company's Board of Directors in writing. Any such subsequent written document is hereby incorporated by reference and made a part of and shall amend the relevant terms of the Employment Agreement automatically.

      4. Except as otherwise modified herein, all terms and conditions of the Executive's Employment Agreement shall remain in full force and effect. To the extent that a conflict shall exist as between the terms or conditions of the Employment Agreement and this Amendment, those of this Amendment shall prevail.

      5. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

      6. This Amendment constitutes the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the transactions contemplated hereby, and (b) is not intended to confer upon any person other than the parties hereto any rights or remedies.

      IN WITNESS WHEREOF, each of the parties has executed this Amendment, in the case of the Company by its duly authorized officer, as of the day and year first above written.

PROXYMED, INC.                         EXECUTIVE:


By:  /s/ NANCY J. HAM                  By: /s/ TIMOTHY J. TOLAN
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     SIGNATURE                                           SIGNATURE

Print Name:  NANCY J. HAM              Print Name:  TIMOTHY J. TOLAN
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Title: PRESIDENT
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